UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 24, 2011

NEOPROBE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-26520	31-1080091
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

425 Metro Place North, Suite 300, Columbus, Ohio	43017
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(614) 793-7500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry Into Material Definitive Agreement.

On May 24, 2011, Neoprobe Corporation, a Delaware corporation (the “Company”), entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Devicor Medical Products, Inc., a Delaware corporation ("Buyer”). On the terms, and subject to the conditions set forth in the Purchase Agreement, the Company has agreed to sell to Buyer all of the assets of the Company primarily used in or held for use in, or necessary for, the operation of the Company's business of developing, commercializing, distributing, marketing, selling and servicing medical devices used in the diagnosis or treatment of cancer in human beings (the "Business"). For purposes of the Purchase Agreement, the definition of "Business" specifically does not include the Company's businesses: (i) of distributing, marketing, selling and servicing blood flow monitoring devices, (ii) of developing, commercializing, marketing, distributing and selling biologics or pharmaceuticals, (iii) of developing and commercializing personalized cell processing technology; or (iv) that require the use of any assets, including intellectual property, associated with the Company’s technology for the detection of fluorescence labeled compounds and antibodies. In consideration for the Company's sale to Buyer of these assets, Buyer has agreed to: (i) make a cash payment of $30,000,000; (ii) assume certain liabilities of the Company associated with the Business as specified in the Purchase Agreement; and (iii) make royalty payments of up to an aggregate maximum amount of $20,000,000 based on the net revenue attributable to the Business over the course of the six fiscal years ended December 31, 2012, 2013, 2014, 2015, 2016 and 2017 (collectively, the "Aggregate Consideration"). The Company’s Board of Directors has approved the Purchase Agreement. The Board of Directors was advised by UBS Securities LLC, who rendered an opinion that the transaction contemplated by the Purchase Agreement (the "Transaction") is fair to the Company, from a financial point of view.

The Aggregate Consideration is subject to adjustments based upon changes in the net working capital attributable to the Business, as determined by subtracting the current liabilities of the Company assumed by Buyer pursuant to the Purchase Agreement from the current assets of the Company acquired by Buyer, as determined in accordance with the principles set forth in the Purchase Agreement.

The Purchase Agreement includes customary representations, warranties and covenants for a transaction of this type, including, without limitation, covenants: (i) requiring that the Company and Buyer cooperate with one another by doing all things as may be reasonably required to cause the closing of the Transaction to be consummated; (ii) by the Company to operate the Business generally in the ordinary course; (iii) by the Company not to solicit alternative acquisition proposals or provide information or engage in discussions with third parties in connection with any such acquisition proposal; and (iv) by the Company to, as soon as practicable after the closing date of the Transaction (the "Closing Date"), and in any event within six months following the Closing Date, cease to make use of certain of the Company's trade names and trademarks. Under the Purchase Agreement, the Company has also agreed, subject to certain exceptions, that it will not compete with, assist in or provide financial resources to any activity which involves the marketing, distribution or sale of devices primarily used for the diagnosis or identification of cancer in human beings for five years following the Closing Date. Furthermore, the Company has agreed that, in the event that the Company desires to engage a third party to distribute any medical device used in surgical oncology primarily having a diagnostic purpose, including, without limitation, medical devices used for the detection of fluorescence labeled compounds or antibodies, then: (i) for a period of five years following the Closing Date Buyer shall have a right of first refusal to distribute such products on commercially reasonable terms no less favorable to Buyer than the terms offered by an unaffiliated third party, but in no event less favorable to Buyer than the terms set forth in the Distribution Agreement, dated and effective as of September 28, 1999, between Buyer (as assignee of Ethicon Endo-Surgery, Inc.) and the Company, as amended from time to time; and thereafter (ii) for a period of an additional seven years Buyer shall have a right of first refusal to distribute such products on commercially reasonable terms no less favorable to Buyer than the terms offered by an unaffiliated third party.

Subject to certain limitations and exceptions, the Company has agreed to indemnify the Buyer in respect of breaches of representations, warranties and covenants of the Company in the Purchase Agreement and liabilities that are not assumed by the Buyer, and the Buyer has agreed to indemnify the Seller in respect of breaches of representations, warranties and covenants of the Buyer in the Purchase Agreement and liabilities assumed by the Buyer.

The closing of the Transaction is subject to customary closing conditions, including: (i) the absence of a material adverse effect on the assets to be purchased by Buyer, the liabilities of the Company to be assumed by the Buyer, or the financial condition or results of operations of the Business; (ii) the representations and warranties of the parties being true and correct in all material respects at closing; (iii) there being no material breaches of the terms of the Purchase Agreement; (iv) the absence of any litigation or other legal requirement prohibiting the consummation of the Transaction; (v) certain third party consents; (vi) requisite approval of the holders of the Company's common stock (as described in more detail below); and (vii) certain other customary closing conditions.

The Company will submit a proposal to approve the Transaction to a vote of the Company's common stockholders at the annual meeting of the Company's stockholders to be held on August 15, 2011 (the "Stockholder Meeting"). The Company will circulate a proxy statement in connection with annual meeting which will describe the Transaction in more detail. David C. Bupp, a director of the Company, and the Company's former President and Chief Executive Officer, has committed to vote for approval of the Transaction pursuant to a Voting Agreement between Mr. Bupp and Buyer.

The Company and Buyer may terminate the Purchase Agreement, subject to certain exceptions: (i) by mutual written consent; (ii) if the other Party shall have breached any material provisions of Purchase Agreement and shall not have cured such breach within 10 days of receiving notice of such breach by the non-breaching party; and (iii) if the closing of the Transaction shall not have occurred on or before August 23, 2011. Additionally, Buyer may terminate the Purchase Agreement if the Stockholder Meeting has occurred and the stockholder approval of the Transaction is not received. In the event that the Purchase Agreement is terminated: (i) by Buyer as a result of the Company's breach of any of the covenants set forth in Section 6.4 of the Purchase Agreement which require, among other things that: (a) the Company use its reasonable best efforts to prepare and file, within ten business days of May 24, 2011, a preliminary proxy statement for the Stockholders Meeting with the United States Securities and Exchange Commission (the "SEC'), and use its reasonable best efforts to respond to any comments of the SEC and to cause the proxy statement to be mailed to the Company's stockholders as promptly as practicable after responding to all such comments to the satisfaction of the SEC; and (b) the Company's Board of Directors use its reasonable best efforts to obtain the approval of the Company's stockholders for the Transaction, and not withdraw or modify, or propose publicly to withdraw or modify, in a manner adverse to Buyer, its recommendation that the stockholders approve the Transaction or approve or recommend or propose publicly to approve or recommend, or otherwise permit or cause the Company to accept, any other transaction which effects an acquisition, merger, consolidation or other business combination involving the Business or the Company, then the Company shall, on the date of such termination, pay Buyer $1,000,000 plus all reasonable out-of-pocket expenses, actually documented and incurred or payable by or on behalf of Buyer in connection with or in anticipation of the Transaction and the agreements related thereto, including all attorney’s fees, financial advisor’s fees, accountants’ fees and filing fees (“Termination Expenses”); or (ii) by Buyer because the Stockholder Meeting has occurred and stockholder approval of the Transaction is not received, then the Company shall, on the date of such termination, pay Buyer a fee equal to the Termination Expenses only (provided, however, that in no event will the "Termination Expenses" exceed $500,000, in the aggregate).

The foregoing description of the terms of the Purchase Agreement is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is attached hereto as Exhibit 10.1, and which is incorporated herein by reference. The Purchase Agreement has been filed as an exhibit to this Current Report on Form 8-K to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company or Buyer. The Purchase Agreement contains representations and warranties that the parties made to and solely for the benefit of each other. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules that the parties have exchanged in connection with signing the Purchase Agreement. Accordingly, investors and security holders should not rely on the representations and warranties in the Purchase Agreement as characterizations of the actual state of facts, as they were made only as of the date of the Purchase Agreement and are modified and qualified in important respects by the underlying disclosure schedules. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement.

Item 8.01.   Other Events.

On May 25, 2011, the Company issued a press release announcing that it has signed a definitive asset purchase agreement to sell its neoprobe® GDS line of gamma detection device systems to Buyer for $30 million in cash, plus royalty payments of up to an additional $20 million.

A copy of the complete text of the Company’s May 25, 2011, press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Exhibit Description

10.1
Asset Purchase Agreement, dated May 24, 2011, by and between Devicor Medical Products, Inc. and Neoprobe Corporation (portions of this Exhibit have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC).

99.1	Neoprobe Corporation press release dated May 25, 2011, entitled “Neoprobe Announces Sale of Gamma Detection Device Business to Devicor Medial Products.”

The Private Securities Litigation Reform Act of 1995 (the Act) provides a safe harbor for forward-looking statements made by or on behalf of the Company. Statements contained or incorporated by reference in this Current Report on Form 8-K, which relate to other than strictly historical facts, such as statements about the Company’s plans and strategies, expectations for future financial performance, new and existing products and technologies, anticipated clinical and regulatory pathways, and markets for the Company’s products are forward-looking statements within the meaning of the Act.  The words “believe,” “expect,” “anticipate,” “estimate,” “project,” and similar expressions identify forward-looking statements that speak only as of the date hereof.  Investors are cautioned that such statements involve risks and uncertainties that could cause actual results to differ materially from historical or anticipated results due to many factors including, but not limited to, the Company’s continuing operating losses, uncertainty of market acceptance of its products, reliance on third party manufacturers, accumulated deficit, future capital needs, uncertainty of capital funding, dependence on limited product line and distribution channels, competition, limited marketing and manufacturing experience, risks of development of new products, regulatory risks and other risks detailed in the Company’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and other SEC filings.  The Company undertakes no obligation to publicly update or revise any forward-looking statements.

Important Information for Investors and Stockholders

This Current Report on Form 8-K relates to the proposed sale of all of the assets of the Company that are primarily used in or held for use in, or necessary for, the operation of the Company's business of developing, commercializing, distributing, marketing, selling and servicing of medical devices used in the diagnosis or treatment of cancer in human beings, pursuant to the Purchase Agreement that will become the subject of a proxy statement to be filed by the Company with the SEC and distributed to the Company's stockholders. This Current Report on Form 8-K is not a substitute for the proxy statement that the Company will file with the SEC and distribute its stockholders, or any other document that the Company may file with the SEC or may send to its stockholders in connection with the proposed action. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ALL OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC OR SENT TO STOCKHOLDERS, INCLUDING THE DEFINITIVE PROXY STATEMENT, AS THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ASSET SALE. All documents, when filed by the Company, will be available free of charge at the SEC’s website (www.sec.gov).

Participants in the Solicitation

The Company and its respective directors and executive officers may be deemed under the rules of the SEC to be participants in the solicitation of proxies from the stockholders of the Company. A list of the names of those directors and executive officers and descriptions of their interests in the Company will be contained in the proxy statement which will be filed by the Company with the SEC. Stockholders may obtain additional information about the interests of the directors and executive officers in the proposed action by reading the proxy statement when it becomes available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Neoprobe Corporation

Date: May 27, 2011	By:	/s/ Brent L. Larson
Brent L. Larson, Senior Vice President and
Chief Financial Officer